CONFIDENTIAL SETTLEMENT AGREEMENT

This Confidential Settlement Agreement (the "**Settlement Agreement**") is effective as of October 16, 2007 ("**Effective Date**") by and between by and between Microsoft Corporation, a Washington corporation having a primary place of business at One Microsoft Way, Redmond, Washington, USA 98052 ("**Microsoft**"), ProClarity Corporation, an Idaho Corporation having a primary place of business in Boise, Idaho ("ProClarity"), and Timeline Inc., having a primary place of business at 1700 Seventh Avenue, Suite 2100, Seattle, WA 98101-1332 ("**Timeline**"). Microsoft, ProClarity and Timeline are herein referred to separately as "a party" or collectively as "the parties" and when capitalized as "Party" or "Parties" also includes their respective Affiliates.

In consideration of the promises, mutual covenants, waivers and releases contained herein, and for good and valuable consideration, the Parties hereby agree as set forth herein.

1. <u>THE PARTIES</u>

1.1 Timeline, as referred to in this Settlement Agreement, includes its past, present, and future owners, principals, insurers, shareholders, directors, officers, agents, affiliates, subsidiaries, representatives, employees, and attorneys.

1.2 Microsoft, as referred to in this Settlement Agreement, includes its past, present, and future owners, principals, insurers, shareholders, directors, officers, agents, affiliates, subsidiaries, representatives, employees, and attorneys.

1.3 ProClarity, as referred to in this Settlement Agreement, includes its past, present, and future owners, principals, insurers, shareholders, directors, officers, agents, affiliates, subsidiaries, representatives, employees, and attorneys.

2. <u>RECITALS</u>

2.1 Whereas, Timeline filed an action in the United States District Court for the Western District of Washington, at Seattle, No. CV 05-1013 JLR, alleging *inter alia* infringement of the Patents in Suit by Microsoft and ProClarity and whereas Timeline filed an action in King County Superior Court for the State of Washington, at Seattle, No. 07-2-18149-1-SEA, alleging *inter alia* breach of certain 1995 and 1999 agreements by Microsoft, and Microsoft and ProClarity counter-claimed against Timeline in such actions ("**The Actions**").

2.2 Whereas, Microsoft and ProClarity denied all of Timeline's allegations in The Actions, including allegations of infringement and asserted claims.

2.3 Whereas, Timeline, ProClarity and Microsoft wish to resolve the disputes between them amicably as more fully set forth under the terms of this Settlement Agreement.

2.4 Whereas, Timeline and Microsoft are entering into a Patent License Agreement contemporaneously herewith (the "**Patent License Agreement**").

3. DEFINITIONS

3.1 "**Products in Suit**" means all products and services of Microsoft, ProClarity and their respective affiliates including any software, hardware or other product or service marketed, offered, distributed or provided (whether pursuant to sale, license, subscription service, remote hosting, terminal services, distributable software product, distributable service or otherwise) by Microsoft, a Microsoft affiliate, ProClarity or a ProClarity affiliate.

3.2 "**Patents in Suit**" means United States Patent Nos. 5,802,511, 6,023,694, 6,026,392, 6,625,617, 6,631,382, and all reissues, reexaminations, continuations, parents, continuations-in-part, divisionals and foreign counterparts to any of the foregoing.

4. PAYMENT

4.1 As consideration for the licenses, covenants, mutual obligations and other rights granted under this Settlement Agreement and the Patent License Agreement, Microsoft shall pay Timeline the total sum of Five Million US Dollars ($5,000,000 US) within fourteen (14) calendar days of the Effective Date.

4.2 The payment in Section 4.1 shall be made to Timeline by wire transfer to the following account:

Susman Godfrey, LLP-Multi-Client Account
Attention: Reference Matter No. 009593
JPMorgan Chase Bank of Texas
712 Main, 2nd Floor East
Houston, TX 77002
ABA #021000021
Account #00103347069

5. DISMISSAL WITH PREJUDICE

5.1 Within seven (7) calendar days of the Effective Date, the Parties shall dismiss The Actions (including all claims and counterclaims asserted in The Actions) with prejudice by executing the Stipulated Dismissals in the forms set forth in Exhibits 1 and 2.

5.2 Each Party shall bear its own litigation costs, attorneys' fees, and other expenses arising from or related to The Actions, the Patent License Agreement and this Settlement Agreement.

6. RELEASE

6.1 Subject to Microsoft making the payment set forth in Section 4.1, Timeline hereby releases and discharges (i) Microsoft and ProClarity from any and all actual or potential claims, liabilities, demands, causes of action, costs, expenses, attorneys'

fees, damages, indemnities, and obligations of every kind at law and equity or otherwise, whether known, unknown, suspected, unsuspected, disclosed or undisclosed, existing as of the Effective Date, that arise out of or are in any way connected to The Actions or the underlying facts and circumstances asserted therein, including any claims that are based in whole or in part upon the use of any Products in Suit and any claims based on infringement of the Patents in Suit, and (ii) the customers of Microsoft and ProClarity from liability for patent infringement as, and to the extent, described in Section 4 of the Patent License Agreement (all of the foregoing in this Section 6.1, collectively "**Timeline Claims**").

6.2 Subject to Microsoft making the payment set forth in Section 4.1, Microsoft and ProClarity hereby release and discharge Timeline from any and all actual or potential claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities, and obligations of every kind at law and equity or otherwise, whether known, unknown, suspected, unsuspected, disclosed or undisclosed, existing as of the Effective Date, that arise out of or are in any way connected to The Actions or the underlying facts and circumstances asserted therein (all of the foregoing in this Section 6.2, collectively "**Microsoft Claims**").

6.3 The releases provided in paragraphs 6.1 and 6.2 are intended as a full and final releases by Timeline, ProClarity and Microsoft of any and all Timeline Claims and Microsoft Claims from the beginning of time to the Effective Date, whether known or unknown. Timeline, ProClarity and Microsoft expressly waive and relinquish all rights and benefits under Section 1542 of the Civil Code of California, and any similar law or common law principal of similar effect in any jurisdiction with respect to the claims released herein. Section 1542 reads as follows:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

7. CONFIDENTIALITY

7.1 The Parties agree to keep the terms (not including the existence) of this Settlement Agreement confidential, with the exceptions that (a) the terms of the Settlement Agreement may be disclosed under confidentiality as is reasonably necessary to accountants, auditors, providers of reasonably necessary professional services and to those with a legal entitlement, by court order or otherwise, to such information, (b) the terms of this Settlement Agreement may be disclosed under confidentiality as reasonably necessary to investors, purchasers, and others engaged in a legitimate transaction with a Party and their counsel and advisors; (c) the terms of this Settlement Agreement may be disclosed to the extent necessary to comply with reporting and disclosure obligations of applicable securities laws, and (d) it shall not violate this Settlement Agreement for either Party to acknowledge that the Parties have amicably resolved all claims between them. Other than as provided herein, the Parties shall not publicize nor disclose the terms of this Settlement Agreement.

8. NO ADMISSION OF LIABILITY

8.1 The Parties hereby acknowledge and agree that neither the execution of this Settlement Agreement, nor the performance of any act pursuant to the Settlement Agreement constitutes an admission of liability, express or implied, of any Party with respect to any fact or matter which may have arisen in connection with The Actions. This Settlement Agreement is entered into for the purpose of amicably resolving the dispute that has arisen between the Parties without further expenditure of attorney fees or other resources. Pursuant to Federal Rule of Evidence 408, neither this Settlement Agreement, nor the contents thereof, may be used by any Party or any other entity to establish or prove the validity of any claim against any other Party, except to the extent necessary in an action to construe or enforce this Settlement Agreement or the Patent License Agreement. The Parties specifically agree that this Settlement Agreement and the contents herein are inadmissible evidence for any and all purposes, except to the extent necessary in an action to construe or enforce this Settlement Agreement or the Patent License Agreement.

9. FURTHER ASSURANCES

9.1 Each Party agrees and covenants to take any further action and execute any further documents as may be reasonably necessary or appropriate to carry out the intent of the Settlement Agreement.

10. NO ASSIGNMENT

10.1 Timeline, ProClarity and Microsoft represent and warrant that they have not assigned, transferred, or purported to assign or transfer any Timeline Claims, Microsoft Claims or other rights related to this Settlement Agreement.

11. WAIVER

11.1 The rights and remedies of the Parties are cumulative and not alternative. Neither the failure, nor any delay, by any Party in exercising any right, power, or privilege under the Settlement Agreement will operate as a waiver of such right, power, or privilege. No single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power or privilege.

12. PARAGRAPH HEADINGS

12.1 The paragraph headings are inserted only for purpose of reference. Such captions shall not affect the scope, meaning or intent of the provisions of this Settlement Agreement nor shall such headings otherwise be given any legal effect.

13. ENTIRE AGREEMENT

13.1 This Settlement Agreement (together with its Exhibits) and the Patent License Agreement contain the entire agreement between the Parties hereto and constitute the complete, final and exclusive embodiment of their agreement with respect to the subject matters covered therein. Except as set forth in the Patent License Agreement, any other prior or contemporaneous agreements, understandings, representations, and statements, oral or written, with respect to the subject matters covered herein, are superseded by this Settlement Agreement. No claimed additions to or modifications of this Settlement Agreement, nor any claimed waiver of its terms or conditions, shall be effective unless in writing and signed by the duly authorized representative of the Parties.

14. COUNTERPARTS

14.1 This Settlement Agreement may be executed in two or more counterparts. Facsimile signatures shall be acceptable.

15. SEVERABILITY

15.1 In the event that for any reason one or more of the provisions of this Settlement Agreement, or their application to any person or company, is held to be invalid, illegal or enforceable in any respect or to any extent, such provisions will, nevertheless remain valid, legal and enforceable in all other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability will not affect any other provision herein, but this Settlement Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

16. GOVERNING LAW/FORUM

16.1 The validity, construction, and performance of this Settlement Agreement shall be governed by and construed first in accordance with the federal laws of the United States to the extent federal subject matter jurisdiction exists, and second in accordance with the laws of the State of Washington, exclusive of its choice of law

rules. With respect to all civil actions or other legal or equitable proceedings directly arising between the parties or any of their Affiliates under this Agreement, the Parties consent to exclusive jurisdiction and venue in the United States District Court sitting in King County, Washington, unless no federal subject matter jurisdiction exists, in which case the Parties consent to exclusive jurisdiction and venue in the Superior Court of King County, Washington (collectively, the "**Forums**"). Each party irrevocably consents to personal jurisdiction and waives the defense of forum non conveniens in the Forums with respect to itself and its Affiliates. Process may be served on either Party in the manner authorized by applicable law or court rule.

17. RETURN AND DESTRUCTION OF DOCUMENTS AND THINGS

17.1 The parties further agree to modify their obligations in the Second Amended Protective Order entered in the federal court action as follows. Timeline agrees to return to Microsoft all packaged software products and all source code Microsoft or ProClarity produced in the Actions within 30 days of Timeline's execution of this Settlement Agreement. The parties will return or destroy all fruits of discovery, retaining only the lawyers' pleading, correspondence and research files.

18. AUTHORITY

18.1 Timeline represents and warrants that it is the sole owner and has all right, title and interest in the Patents in Suit, including all rights to sue for past infringement.

18.2 All Parties represent and warrant that they have the authority to enter into this Settlement Agreement and fully perform hereunder.

In witness thereof, the Parties have executed this Settlement Agreement as of the date last set forth below.

Timeline, Inc	Microsoft Corporation
[signature]	Thomas W Burt
By	By
Charles Osenbaugh	THOMAS W BURT
Print Name	Print Name
President	CORP VP and DGC
Title	Title
Dated: Oct 15, 2007	Dated: 10/16/2007

ProClarity Corporation

By ______________________

Benjamin Orndorff
Print Name

Vice President and Secretary
Title

Dated: October 16, 2007

Exhibit 1 – Stipulated Dismissal 1

The Honorable James L. Robart

UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF WASHINGTON
AT SEATTLE

TIMELINE, INC., Plaintiff, v. PROCLARITY CORP., etc., et al., Defendants.	No. CV 05-1013 JLR STIPULATION AND ORDER FOR DISMISSAL WITH PREJUDICE

Davis Wright Tremaine LLP
LAW OFFICES
Suite 2200 · 1201 Third Avenue
Seattle, Washington 98101-3045
(206) 622-3150 · Fax: (206) 757-7700

This matter having been settled, the parties through their undersigned counsel of record hereby stipulate to the dismissal of the action, and all claims and counterclaims asserted therein, with prejudice and without costs or attorneys' fees to any party.

RESPECTFULLY SUBMITTED this ___th day of October, 2007.

Susman Godfrey LLP
Of Attorneys for Plaintiff
Timeline, Inc.

By ______________________________
Parker C. Folse, III, WSBA #24895
E-mail: pfolse@susmangodfrey.com
Floyd G. Short, WSBA #21632
E-mail: fshort@susmangodfrey.com
1201 Third Avenue, Suite 3800
Seattle, Washington 98101-3045
Telephone: (206) 516-3880
Fax: (206) 516-3883

Davis Wright Tremaine LLP
Of Attorneys for Defendant
ProClarity Corporation

By ______________________________
Marvin L. Gray, Jr., WSBA #5161
E-mail: montygray@dwt.com
Cassandra L. Kinkead, WSBA #22845
E-mail: cassikinkead@dwt.com
1201 Third Avenue, Suite 2200
Seattle, Washington 98101-3045
Telephone: (206) 757-8054
Fax: (206) 757-7054

ORDER

Based on the foregoing stipulation, IT IS SO ORDERED.

Dated this ___ day of October, 2007.

____
JAMES L. ROBART
United States District Judge

Exhibit 2 – Stipulated Dismissal 2

EXHIBIT 2

SUPERIOR COURT OF THE STATE OF WASHINGTON
KING COUNTY

TIMELINE, INC., a Washington corporation, Plaintiff, v. MICROSOFT CORPORATION, a Washington corporation, Defendant.	No. 07-2-18149-1 SEA STIPULATION AND ORDER FOR DISMISSAL WITH PREJUDICE

Davis Wright Tremaine LLP
LAW OFFICES
Suite 2200 · 1201 Third Avenue
Seattle, Washington 98101-3045
(206) 622-3150 · Fax: (206) 757-7700

This matter having been settled, the parties through their undersigned counsel of record hereby stipulate to the dismissal of the action, and all claims and counterclaims asserted therein, with prejudice and without costs or attorneys' fees to any party.

RESPECTFULLY SUBMITTED this ___ day of October, 2007.

Susman Godfrey LLP
Of Attorneys for Plaintiff
Timeline, Inc.

By ______________________________
Parker C. Folse, III, WSBA #24895
E-mail: pfolse@susmangodfrey.com
Floyd G. Short, WSBA #21632
E-mail: fshort@susmangodfrey.com
1201 Third Avenue, Suite 3800
Seattle, Washington 98101-3045
Telephone: (206) 516-3880
Fax: (206) 516-3883

Davis Wright Tremaine LLP
Of Attorneys for Defendant
ProClarity Corporation

By ______________________________
Marvin L. Gray, Jr., WSBA #5161
E-mail: montygray@dwt.com
Cassandra L. Kinkead, WSBA #22845
E-mail: cassikinkead@dwt.com
1201 Third Avenue, Suite 2200
Seattle, Washington 98101-3045
Telephone: (206) 757-8054
Fax: (206) 757-7054

ORDER

Based on the foregoing stipulation, IT IS SO ORDERED.

Done in open court this ___ day of October, 2007.

____
Judge/Court Commissioner

Davis Wright Tremaine LLP
LAW OFFICES
Suite 2200 · 1201 Third Avenue
Seattle, Washington 98101-3045
(206) 622-3150 · Fax: (206) 757-7700